Amendment to the Wyeth Directors' Deferral Plan

The Wyeth Directors' Deferral Plan, as amended through November 20, 2003, is further amended, effective as of January 1, 2005 (unless otherwise provided), by adding the following Section 15 immediately following Section 14:

"SECTION 15. SECTION 409A AMENDMENTS

Notwithstanding anything in the Plan to the contrary, effective as of January 1, 2005 (unless otherwise provided), the Plan is amended as set forth in this Section 15 in order to avoid adverse or unintended tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder ("Section 409A") to any Participant. The provisions of this Section 15 shall apply to the portion of a Participant's Deferred Amount that is not both earned and vested as of December 31, 2004 (the "409A Deferred Amount"), notwithstanding any contrary provision of the Plan, and shall supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between this Section 15 and such other provisions. References to Sections are references to sections in the Plan, unless otherwise provided.

15.1.      Payments. To the extent that any Participant receives in 2005 a distribution of all or any portion of his 409A Deferred Amount, such distribution shall be deemed a termination of such Participant's participation in the Plan with respect to all or such portion of the Participant's 409A Deferred Amount in accordance with Q&A 20(a) of Notice 2005-1.

15.2.      Amendments and Modifications. With respect to a Participant's 409A Deferred Amount, the Retirement Committee of Wyeth shall have the unilateral right to amend or modify the Plan and to amend or modify (i) any Participant elections under the Plan and (ii) the time and manner of any payment of benefits under the Plan in accordance with Section 409A, in each case, without the consent of any employee or Participant, to the extent that the Retirement Committee deems such action to be necessary or advisable to avoid the imposition on any Participant of an additional tax or interest under Section 409A. Any determinations made by the Retirement Committee under this Section 15.3 shall be final, conclusive and binding on all persons."

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Except as set forth herein, the Plan remains in full force and effect.

Amendment to the Wyeth 1994 Restricted Stock Plan for Non-Employee Directors

The Wyeth 1994 Restricted Stock Plan for Non-Employee Directors, as amended through November 20, 2003, is further amended, effective as of January 1, 2005 (unless otherwise provided), by adding the following Section 12 immediately following Section 11:

"SECTION 12. Section 409A Amendments

Notwithstanding anything in the Plan to the contrary, effective as of January 1, 2005 (unless otherwise provided), the Plan is amended as set forth in this Section 12 in order to avoid adverse or unintended tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder ("Section 409A") to any Participant. The provisions of this Section 12 shall apply to the portion of a Participant's Restricted Stock that is not both earned and vested as of December 31, 2004 (the "409A Stock"), notwithstanding any contrary provision of the Plan, and shall supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between this Section 12 and such other provisions. References to Sections are references to sections in the Plan, unless otherwise provided.

(a)          Payments. To the extent that any Participant receives in 2005 a distribution of all or any portion of his 409A Stock, such distribution shall be deemed a termination of such Participant's participation in the Plan with respect to all or such portion of the Participant's 409A Stock in accordance with Q&A 20(a) of Notice 2005-1.

(b)          Amendments and Modifications. With respect to a Participant's 409A Stock, the Retirement Committee of Wyeth shall have the unilateral right to amend or modify the Plan and to amend or modify (i) any Participant elections under the Plan and (ii) the time and manner of any payment of benefits under the Plan in accordance with Section 409A, in each case, without the consent of any employee or Participant, to the extent that the Retirement Committee deems such action to be necessary or advisable to avoid the imposition on any Participant of an additional tax or interest under Section 409A. Any determinations made by the Retirement Committee under this Section 12(c) shall be final, conclusive and binding on all persons."

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Except as set forth herein, the Plan remains in full force and effect.